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                   HEALTHTRUST, INC.  -  THE HOSPITAL COMPANY
                            (A DELAWARE CORPORATION)



                        [       ] SHARES OF COMMON STOCK



                        INTERNATIONAL PURCHASE AGREEMENT




DATED:  APRIL __,1994



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                   HEALTHTRUST, INC.  -  THE HOSPITAL COMPANY
                            (A DELAWARE CORPORATION)

                        [       ] SHARES OF COMMON STOCK


                        INTERNATIONAL PURCHASE AGREEMENT


                                                                  April __, 1994


MERRILL LYNCH INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
   As Representatives of
   the several Managers
c/o Merrill Lynch International Limited
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Ladies and Gentlemen:

                 Healthtrust, Inc. - The Hospital Company, a Delaware corporation (the "Company"), proposes to issue and sell to the managers named in Schedule A (collectively, the "Managers"), for whom you are acting as
Co-Lead Managers (the "Co-Lead Managers"), an aggregate of [       ] shares of
the Company's Common Stock, par value $.001 per share (shares of which class of stock of the Company are hereinafter referred to as "Common Stock") and certain shareholders of the Company (the "Selling Shareholders") named in Schedule I hereto severally propose to sell to the several Managers, an aggregate of [
] shares of Common Stock. Such shares of Common Stock are to be sold to each Manager, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Manager. The Company also grants to the Managers, severally and not jointly, the option described in Section 2 to
purchase all or any part of [       ] additional shares of Common Stock to
cover over-allotments.  The aforesaid [       ] shares of Common Stock (the
"Initial International Shares"), together with all or any part of the [     ]
additional shares of Common Stock subject to the option described in Section 2 (the "International Option Shares"), are collectively herein called the "International Shares". The International Shares are more fully described in the International Prospectus referred to below. The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the Sellers.





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                 It is understood that the Sellers are concurrently entering into an agreement, dated the date hereof (the "U.S. Purchase Agreement"),
providing for issuance and sale by the Company of [        ] shares of Common
Stock and the sale by the Selling Shareholders of [       ] shares of Common
Stock (together, the "Initial U.S. Shares") through arrangements with certain underwriters in the United States (the "U.S. Underwriters"), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (the "U.S. Representatives"), and the grant by the Company to the U.S. Representatives of
an option to purchase all or any part of [        ] additional shares of Common
Stock (the "U.S. Option Shares") to cover over-allotments. The Initial U.S. Shares and the U.S. Option Shares are hereinafter collectively referred to as the "U.S. Shares". The U.S. Shares and the International Shares are hereinafter collectively referred to as the "Offered Shares".

                 The Sellers understand that the Managers will simultaneously enter into an agreement with the U.S. Underwriters dated the date hereof (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Managers and the U.S. Underwriters, under the direction of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                 You have advised us that you and the other Managers, acting severally and not jointly, desire to purchase the International Shares and, if the Managers so elect, the International Option Shares, and that you have been authorized by the other Managers to execute this Agreement and the International Price Determination Agreement referred to below on their behalf.

                 The initial public offering price per share for the International Shares and the purchase price per share for the International Shares to be paid by the several Managers shall be agreed upon by the Company and the Co-Lead Managers, acting on behalf of the several Managers, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "International Price Determination Agreement"). The International Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Co-Lead Managers and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the International Shares will be governed by this Agreement, as supplemented by the International Price Determination Agreement. From and after the date of the execution and delivery of the International Price





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Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" or "herein" shall be deemed to include, the International Price Determination Agreement.

                 The initial public offering price per share and the purchase price per share for the U.S. Shares to be paid by the U.S. Underwriters pursuant to the U.S. Purchase Agreement shall be set forth in a separate agreement (the "U.S. Price Determination Agreement"), the form of which is attached to the U.S. Purchase Agreement. The purchase price per share for the U.S. Shares to be paid by the several U.S. Underwriters shall be identical to the purchase price per share for the International Shares to be paid by the several Managers hereunder.

                 The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3
(File No. 33-     ) covering the registration of the Offered Shares under the
Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including final prospectuses, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file prospectuses, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the International Price Determination Agreement.(1) The information, if any, included in such prospectuses that was omitted from any prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information". Each Form of International Prospectus and Form of U.S. Prospectus used before the time such registration





- --------------------

               (1)Two forms of prospectus are to be used in connection with the offering and sale of the Offered Shares: one relating to the International Shares (the "Form of International Prospectus") and one relating to the U.S. Shares (the "Form of U.S. Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover page, inside front cover page, the sections captioned "Underwriting" and "Certain United States Tax Consequences to Non-United States Holders" and the back cover page.



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statement becomes effective, and any Form of International Prospectus and Form of U.S. Prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the International Price Determination Agreement or the U.S. Price Determination Agreement, respectively, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information, is herein called the "Registration Statement", and the Form of International Prospectus and Form of U.S. Prospectus included in the Registration Statement at the time it becomes effective is herein called the "International Prospectus" and the "U.S. Prospectus", respectively, and, collectively, the "Prospectuses" and, individually, a "Prospectus", except that, if the final International Prospectus or U.S. Prospectus, as the case may be, first furnished to the Managers or the U.S. Underwriters after the execution of the International Price Determination Agreement or the U.S. Price Determination Agreement for use in connection with the offering of the Offered Shares differs from the prospectuses included in the Registration Statement at the time it becomes effective (whether or not such prospectuses are required to be filed pursuant to Rule 424(b)), the terms "International Prospectus", "U.S. Prospectus", "Prospectuses" and "Prospectus" shall refer to the final International Prospectus or U.S. Prospectus, as the case may be, first furnished to the Managers or the U.S. Underwriters, as the case may be, for such use.

                 The Sellers understand that the Managers propose to make a public offering of the International Shares as soon as you deem advisable after the Registration Statement becomes effective and the International Price Determination Agreement has been executed and delivered.

                 Section 1. Representations and Warranties. (a) The Company represents and warrants to and agrees with each of the Managers that:

                          (i) When the Registration Statement shall become effective, if the Company has elected to rely upon Rule 430A, on the date of the International Price Determination Agreement, on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectuses, at the Closing Time referred to below, and, if any International Option Shares are purchased, on the Date of Delivery referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the





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         1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) neither of the Prospectuses nor any amendment or supplement to either of them will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions from the Registration Statement or the Prospectuses made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any Manager through you or the U.S. Representatives expressly for use in the Registration Statement or the Prospectuses.

                          (ii) This Agreement has been duly authorized, executed and delivered by the Company.

                          (iii) The consolidated financial statements included in the Registration Statement present fairly the consolidated financial position of the Company and the Company's Subsidiaries (as hereinafter defined) as of the dates indicated and the consolidated statements of operations, stockholders' equity and cash flows of the Company and the Company's Subsidiaries for the periods specified. Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The pro forma financial statements and other pro forma financial information included in the Prospectuses present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                          (iv) The consolidated financial statements included in the Registration Statement present fairly the





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         consolidated financial position of EPIC and EPIC's Subsidiaries (as hereinafter defined) as of the dates indicated and the consolidated statements of operations, stockholders' equity and cash flows of EPIC and EPIC's Subsidiaries for the periods specified. Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein.

                          (v)     The Company is a corporation duly
         incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                          (vi) EPIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses; and EPIC is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                          (vii)     Each of the Company's subsidiaries
         (collectively, the "Company's Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses; and each of the Company's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing





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         in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise. Except as set forth in the Registration Statement, all of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest.

                          (viii) Each of EPIC's subsidiaries (collectively, "EPIC's Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses; and each of EPIC's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise. Except as set forth in the Registration Statement, all of the outstanding shares of capital stock of each of EPIC's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by EPIC, directly or through one or more Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest.

                          (ix) The Offered Shares to be sold by the Company pursuant to this Agreement and the U.S. Purchase Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of the payment therefor in accordance with this Agreement and the U.S. Purchase Agreement, will be validly issued, fully paid and non-assessable; such Offered Shares are not subject to the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any





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         agreement to which the Company or any of the Company's Subsidiaries is a party.

                     (x) All of the outstanding shares of capital stock of the Company other than the Offered Shares have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of Common Stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any agreement to which the Company or any of the Company's Subsidiaries is a party.

                     (xi) All of the outstanding shares of capital stock of EPIC have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of Common Stock of EPIC was issued in violation of the preemptive or other similar rights of any stockholder of EPIC arising by operation of law, under the charter and bylaws of the Company or under any agreement to which EPIC or any of EPIC's Subsidiaries is a party.

                     (xii)   Since the respective dates as of which
         information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

                     (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (B) any dividend or distribution of any kind declared, paid or made by EPIC on its capital stock.

                     (xiv) Neither the Company nor any of the Company's Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage,





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
         loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except as disclosed in the Prospectuses and except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise. The execution and delivery of this Agreement by the Company, the issuance and delivery of the Offered Shares, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of the Company's Subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any of the Company's Subsidiaries under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Company's Subsidiaries is a party or by which it is bound or to which any of its properties is subject, or (B) any existing applicable law (including any environmental law), rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of the Company's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectuses and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

                     (xv) Neither EPIC nor any of EPIC's Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except as disclosed in the Prospectuses and except for such defaults that would not have a material adverse effect on





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         the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise. The consummation by EPIC of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) have been duly authorized by all necessary corporation action on the part of EPIC and do not and will not result in any violation of the charter or by-laws of EPIC or any of EPIC's Subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of EPIC or any of EPIC's Subsidiaries under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which EPIC or any of EPIC's Subsidiaries is a party or by which it is bound or to which any of its properties is subject, or (B) any existing applicable law (including any environmental law), rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over EPIC or any of EPIC's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectuses and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (xvi)   No authorization, approval, consent or
         license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations, the Trust Indenture Act of 1939, as amended and the applicable rules and regulations promulgated thereunder (the "Trust Indenture Act") and the securities or blue sky laws of the various states and the securities laws of any jurisdiction outside the United States in which International Shares are offered or sold by the Managers pursuant to this Agreement) is required for the valid issuance, sale and delivery of the Offered Shares or for the consummation by the Company of the transactions contemplated in the Prospectuses (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses).

                     (xvii) Except as disclosed in the Prospectuses, there is no action, suit or proceeding





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         before or by any government, governmental instrumentality or court, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company's Subsidiaries that is required to be disclosed in the Prospectuses or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and the Company's Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement); the aggregate of all pending legal or governmental proceedings to which the Company or any of the Company's Subsidiaries is a party or which affect any of its properties that are not described or referred to in the Prospectuses would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

                     (xviii) Except as disclosed in the Prospectuses, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, now pending or, to the knowledge of the Company, threatened against or affecting EPIC or any of EPIC's Subsidiaries that is required to be disclosed in the Prospectuses or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of EPIC and EPIC's Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan","Use of Proceeds" and "Capitalization" in the Registration Statement). The Company has no reason to believe that the aggregate of all pending legal or governmental proceedings to which EPIC or any of EPIC's Subsidiaries is a party or which affect any of its properties that are not described or referred to in the





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
         Prospectuses would have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (xix)   In the Company's judgment, there are no
         contracts or documents of a character required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                     (xx) Each of the Company and the Company's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, and neither the Company nor any of the Company's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

                     (xxi) Each of EPIC and EPIC's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, and neither EPIC nor any of EPIC's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (xxii) Each approval, consent, license, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution, delivery and performance of this Agreement, the compliance by the Company with all of the provisions hereof, the consummation of the transactions herein contemplated and the consummation by the Company of the transactions contemplated in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Offered Shares for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                     (xxiii) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Common Stock; and the Company has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                     (xxiv) Except as disclosed in the Prospectuses, all United States federal income tax returns of the Company and the Company's Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Prospectuses, all other franchise and income tax returns of the Company and the Company's Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition

         (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of the Company's knowledge, the charges, accruals and reserves on the books of the Company and the Company's Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except as disclosed in the Prospectuses and except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

                     (xxv) Except as disclosed in the Prospectuses, all United States federal income tax returns of EPIC and EPIC's Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Prospectuses, all other franchise and income tax returns of EPIC and EPIC's Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of EPIC's knowledge, the charges, accruals and reserves on the books of EPIC and EPIC's Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except as disclosed in the Prospectuses and except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (xxvi) The Company has obtained the written agreement of all officers of the Company who own 50,000 or more shares of Common Stock of the Company in the form previously furnished to you that, for a period of 120 days from the date hereof, such persons will not, without the prior written consent of the U.S. Representatives (which consent shall not be unreasonably withheld), directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock ("convertible securities"); provided, however, that during such 120 day period, such persons may without such prior written consent
         (i) transfer such shares of Common Stock or convertible securities by will or the laws of descent and distribution, (ii) make gifts of shares of Common Stock or convertible securities or transfer such shares of Common Stock or convertible securities to (A) family members (by trust or otherwise), so long as the donee agrees to be bound by the foregoing restriction in the same manner as it applies to such persons, or (B) charitable organizations and (iii) sell, transfer or otherwise dispose of shares of Common Stock or convertible securities to the Company in connection with any of the transactions contemplated by the Registration Statement.

                     (xxvii)      Except as disclosed in the Registration
         Statement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

                     (xxviii)     EPIC's Employee Stock Ownership Plan
         (the "EPIC ESOP") and the trust created pursuant to the Trust
         Agreement for the EPIC ESOP between EPIC and [                    ]
         , as trustee under the EPIC ESOP (the "EPIC Trustee"), dated as of [ ] (the "EPIC ESOP Trust"), meet in all material respects all applicable requirements of qualification and exemption from taxation under Sections 401(a) and 501(a), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

                     (xxix) The EPIC ESOP constitutes an "employee stock ownership plan," as defined in Section 4975(e)(7) of the Code and the Treasury Regulations promulgated thereunder, and as defined in Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                     (xxx)    Each of the loans to the EPIC ESOP Trust
         pursuant to the EPIC ESOP Loan A Agreement and the EPIC ESOP Loan B Agreement, each between EPIC and the EPIC ESOP Trust and dated as of [ ] (collectively, the "ESOP Loan Agreements"), and each of the pledges of shares of EPIC Common Stock, par value $.___ per share (the "EPIC Common Stock"), by the EPIC ESOP Trust pursuant to the Pledge Agreement A and the Pledge Agreement B, each between EPIC and the EPIC
         ESOP Trust and dated as of [                ] (collectively, the "EPIC
         ESOP Pledge Agreements"), satisfies in all material respects the requirements of Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA, and will not subject EPIC to a tax imposed under Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA.

                     (xxxi) The EPIC Common Stock is a "qualifying employer security," within the meaning of Section 4975(e)(8) of the Code and Section 407(d)(5) of ERISA.

                     (xxxii)    Each of the sales of shares of EPIC Common
         Stock to the EPIC ESOP Trust pursuant to the [ ] ESOP Stock Purchase
         Agreement between [                    ] and the EPIC ESOP Trust and
         the Common Stock Purchase Agreement between EPIC and the EPIC ESOP
         Trust, each dated as of [                 ] (collectively, the "EPIC
         ESOP Stock Purchase Agreements"), satisfies in all material respects the requirements of Section 4975(d)(13) of the Code and Section 408(e) of ERISA, and will not subject EPIC to a tax imposed under
         Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA.

                     (xxxiii)    Except as disclosed in the Prospectuses, to
         the knowledge of the Company, no opinion, correspondence or other communication, whether written or otherwise, has been received by American Medical International, Inc. ("AMI"), EPIC or any of their respective agents, affiliates, associates, officers or directors, or any fiduciary of the EPIC ESOP, from the United States Department of Labor, the Internal Revenue Service or any other Federal or state governmental or regulatory agency, body or authority, to the effect that either of the loans to the EPIC ESOP Trust pursuant to the EPIC ESOP Loan Agreements, either of the pledges of shares of Common Stock by the EPIC ESOP Trust pursuant to the EPIC ESOP Pledge Agreements or either of the sales of shares of Common Stock to the EPIC ESOP Trust pursuant to the EPIC ESOP Stock Purchase Agreements may or will constitute a violation of or result in any liability under ERISA or the Code.

                      (xxxiv)     None of (i) the termination by EPIC of future
         contributions to the EPIC ESOP, (ii) the discharge of that portion of the principal amount of the EPIC loans to the EPIC ESOP Trust that exceeds the fair market value of the shares of EPIC Common Stock transferred by the EPIC Trustee to EPIC or (iii) the transfer by the EPIC Trustee to EPIC of shares of EPIC Common Stock unallocated under the EPIC ESOP in satisfaction of EPIC's loans to the EPIC ESOP Trust, each as contemplated by the Registration Statement, should constitute a material violation of or result in any material liability under ERISA or the Code (including, without limitation, any tax under Section 4978B of the Code).

                 (b) Any certificate signed by any officer of the Company and delivered to you or to Davis Polk & Wardwell as counsel for the Managers pursuant to this Agreement or at the Closing contemplated hereby shall be deemed a representation and warranty by the Company to each Manager as to the matters covered thereby.

                 (c) Each of the Selling Shareholders represents and warrants to each of the Underwriters that:

                 (i) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                (ii) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling
         Shareholder and [     ], as Custodian, relating to the deposit of
         Shares to be sold by such Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                     (iii) Such Selling Shareholder has, and on the Closing Date will have, valid marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                     (iv) The Shares to be sold by such Selling Shareholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

                     (v) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

                     (vi) Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                     (vii) All information furnished by or on behalf of such Selling Shareholder for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct, and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                     (viii) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                     (ix) The execution, delivery and performance of this Agreement by such Selling Shareholder, compliance by such Selling Shareholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws if any, of such Selling Shareholder, or any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or their respective property is bound (other than those as to which requisite waivers or consents have been obtained), or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Shareholder or such Selling Shareholder's property.

                     (x) The part of the Registration Statement, under the caption "Selling Shareholders" which specifically relates to such Selling Shareholder or such Selling Shareholder's affiliates does not, and will not on the Closing Date (and Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

                     (xi) At any time during such period as in the opinion of counsel for the Managers a prospectus is required by law to be delivered in connection with sales by a Manager or a dealer, if there is any change in the information referred to in Section 1(x) above, the Selling Shareholders will immediately notify you of such change.

                     Section 2.  Sale and Delivery to the Managers; Closing.
(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Sellers agree to sell to each Manager, and each Manager agrees, severally and not jointly, to purchase from the Sellers, at the purchase price per share for the Initial International Shares to be agreed upon by the Co-Lead Managers and the Company in accordance with Section 2(b) or 2(c) and set forth in the International Price Determination Agreement, the number of Initial International

Shares set forth opposite the name of such Manager in Schedule A, plus such additional number of Initial International Shares such Manager may become obligated to purchase pursuant to Section 11 hereof. If the Company elects to rely on Rule 430A, Schedule A may be attached to the International Price Determination Agreement.

             (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price per share for the Initial International Shares and the purchase price per share for the Initial International Shares to be paid by the several Managers shall be agreed upon and set forth in the International Price Determination Agreement, dated the date hereof, and an amendment to the Registration Statement containing such per share price information will be filed before the Registration Statement becomes effective.

             (c) If the Company has elected to rely upon Rule 430A, the initial public offering price per share for the Initial International Shares and the purchase price per share for the Initial International Shares to be paid by the several Managers shall be agreed upon and set forth in the International Price Determination Agreement. In the event that the International Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7 and 8 shall remain in effect.

             (d) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Managers, severally and not
jointly, to purchase up to an additional [     ] International Option Shares at
the same purchase price per share as shall be applicable to the Initial International Shares. The option hereby granted will expire 30 days after the date upon which the Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the International Price Determination Agreement, and may be exercised in whole or from time to time in part only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial International Shares upon notice by you to the Company setting forth the number of International Option Shares as to which the several Managers are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than five full business days after the exercise of such option, nor in any event prior to the

Closing Time. If the option is exercised as to all or any portion of the International Option Shares, the International Option Shares as to which the option is exercised shall be purchased by the Managers, severally and not jointly, in the respective proportions that bear the same relationship to the number of International Option Shares to be purchased at the Date of Delivery as the number of Initial International Shares set forth opposite the name of each Manager in Schedule A hereto bears to the total number of Initial International Shares (such proportions are hereinafter referred to as each Manager's "underwriting obligation proportions").

             (e) Payment of the purchase price for, and delivery of certificates for, the Initial International Shares shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M. either (i) on the fifth full business day after the effective date of the Registration Statement, or (ii) if the Company has elected to rely upon Rule 430A, the fifth full business day after execution of the International Price Determination Agreement (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the International Option Shares are purchased by the Managers, payment of the purchase price for, and delivery of certificates for, such International Option Shares shall be made at the offices of Davis Polk & Wardwell set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company against delivery to you for the respective accounts of the several Managers of certificates for the International Shares to be purchased by them.

             (f) Certificates for the Initial International Shares and the International Option Shares to be purchased by the Managers shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial International Shares and International Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

             (g) It is understood that each Manager has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Shares that it has agreed to purchase. You, individually and not as a Co-Lead Manager, may (but shall not be obligated to) make payment of the purchase price for the Initial International Shares, of International Option Shares, to be purchased by and Manager whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

             (h) The obligation of the Company to sell to each Manager the Initial International Shares and the International Option Shares and the several and not joint obligations of the Managers to purchase and pay for the International Shares, upon the terms and subject to the conditions of this Agreement, are subject to the concurrent closing of the sale of the U.S. Shares to the U.S. Underwriters pursuant to the terms of the U.S. Purchase Agreement.

             Section 3. Certain Covenants of the Company. The Company covenants with each Manager as follows:

             (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b), will comply in all material respects with the requirements of Rule 430A and will notify you promptly, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement any Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

             (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) if the Company has not elected to rely upon Rule 430A, to the Prospectuses or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectus included in the Registration Statement at the time it becomes effective or to the Prospectuses, of which you shall not have previously been advised and furnished a copy or to which you or Davis Polk & Wardwell as counsel for the Managers shall have promptly and reasonably objected in writing.

             (c) The Company has furnished or will furnish to you and Davis Polk & Wardwell as counsel for the Managers, without charge, as many signed copies (as reasonably requested) of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other Manager, one conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits).

             (d) The Company will deliver to each Manager, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the International Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such Manager may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Manager, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the International Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectuses (as supplemented or amended) as such Manager may reasonably request.

             (e) The Company will comply in all material respects to the best of its ability with the 1933 Act and the 1933 Act Regulations, and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Offered Shares as contemplated in this Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Managers or counsel for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements.

             (f) The Company will use its best efforts, in cooperation with the Managers, to qualify the Offered Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Company and you may mutually agree upon and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that neither the Company nor any of the Company's Subsidiaries shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each such jurisdiction to maintain the qualification of the Offered Shares as above provided.

             (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

             (h) The Company will use the net proceeds received by it from the sale of the Offered Shares in the manner specified in the Prospectuses under the caption "Use of Proceeds", and will provide you with any report on Form SR filed under Rule 463 of the 1933 Act Regulations by the Company in connection with the sale of the Offered Shares promptly after filing such report.

             (i) For a period of 120 days from the date hereof, the Company will not, without the prior written consent of the U.S. Representatives, which consent shall not be unreasonably withheld, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or convertible securities, other than to eligible participants in the Company's stock plans pursuant to the terms thereof and to the Managers pursuant to this Agreement, to the U.S. Underwriters pursuant to the U.S. Purchase Agreement and other than in connection with the transactions described in the Prospectuses (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses).

             (j) For a period of 120 days from the date hereof, the Company shall not take any action, directly or indirectly, without the prior written consent of the U.S. Representatives, which consent shall not be unreasonably withheld, to cause the ESOP Committee (as such term is defined in the ESOP) to direct the Trustee to directly or indirectly sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock or convertible securities; provided, however, that during such 120 day period, the ESOP Committee may direct the Trustee to (i) allocate shares of Common Stock to ESOP participants' accounts in accordance with the terms of the ESOP, as amended from time to time, (ii) transfer to the Company shares of Common Stock unallocated under the ESOP as contemplated by the Registration Statement and (iii) make distributions of shares of Common Stock allocated under the ESOP to ESOP participants in accordance with the terms of the ESOP, as amended from time to time.

             (k) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424 (b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

             Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectuses and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Managers, (b) the printing and distribution of this Agreement (including the International Price Determination Agreement), the Agreement among Managers, the Intersyndicate Agreement, the Agreement among U.S. Underwriters, the certificates for the International Shares and the Blue Sky Survey, (c) the delivery of the certificates for the International Shares to the Managers, including any stock transfer taxes payable upon the sale of the International Shares to the Managers and the transfer of the International Shares between the Managers and the U.S. Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) all costs and expenses which are generated by the Selling Shareholders in connection with the performance of this Agreement, (f) the qualification of the Offered Shares under the applicable securities laws in accordance with Section 3(f) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of Davis Polk & Wardwell as counsel for the Managers, in connection with such qualification of the Offered Shares and the Blue Sky Survey and (g) the listing fees and expenses incurred in connection with listing the Offered Shares on the New York Stock Exchange.

             If this Agreement is terminated by you in accordance with the provisions of Section 5, 10(a)(i) or 12, the Company shall reimburse the Managers for all their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of Davis Polk & Wardwell as counsel for the Managers.

             Section 5. Conditions of Managers' Obligations. In addition to the execution and delivery of the International Price Determination Agreement, the obligations of the several Managers to purchase and pay for the International Shares that they have respectively agreed to purchase hereunder (including any International Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company contained herein (including those contained in the International Price Determination Agreement) or in certificates of the Company's officers delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

             (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several Managers; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Davis Polk & Wardwell as counsel for the Managers. If the Company has elected to rely upon Rule 430A, Prospectuses containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

             (b) At the Closing Time, you shall have received a signed opinion of Dewey Ballantine, counsel for the Company, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Managers, in form and substance reasonably satisfactory to Davis Polk & Wardwell as counsel for the Managers, to the effect that:

                     (i) This Agreement has been duly authorized, executed and delivered by the Company.

                     (ii) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses.

                     (iii) The Offered Shares sold by the Company pursuant to this Agreement and the U.S. Purchase Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of the payment therefor in accordance with this Agreement and the U.S. Purchase Agreement, will be validly issued, fully paid and non-assessable. Such Offered Shares are not subject to the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or bylaws of the Company or under any agreement known to such counsel to which the Company is a party.

                     (iv) The Offered Shares conform in all material respects as to legal matters to the description thereof contained in the Prospectuses.

                     (v) To the knowledge of such counsel, no authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations, the Trust Indenture Act and the securities or blue sky laws of the various states and the securities laws of any jurisdiction in which the International Shares are offered or sold by the Managers pursuant to this Agreement), is required for the valid issuance, sale and delivery of the Offered Shares or for the consummation by the Company of the transactions contemplated in this Agreement and the Prospectuses (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses).

                     (vi) The execution and delivery of this Agreement, the issuance and delivery of the Offered Shares, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company or any of the Company's Subsidiaries, and, to the knowledge of such counsel, do not and will not conflict with, or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any of the Company's Subsidiaries under (A) any indenture, mortgage or loan agreement, or any other agreement or instrument, to which the Company is a party or by which it may be bound or to which any of its properties may be subject, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states and the securities laws of any jurisdiction in which the International Shares are offered or sold by the Agreement pursuant to this Agreement, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or any of its properties, in each case, except as disclosed in the Prospectuses, and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by the Company of this Agreement will constitute a violation of, or default under, any financial covenant or financial ratios contained in any of the agreements referred to in the preceding sentence.

                     (vii) Such counsel has been informed by the Commission that the Registration Statement is effective under the 1933 Act; any required filing of the Prospectuses or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the 1933 Act.

                     (viii) The Registration Statement (including the Rule 430A Information, if applicable), the Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses, as of their respective effective or issue dates (in each case, except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), comply as to form in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

                     (ix) The Company is not an investment company under the Investment Company Act of 1940.

                     (x) The transactions contemplated in the Prospectuses under the heading "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization", to the extent described therein, have been duly authorized by the Company; all of the necessary consents to consummate such transactions, including, to the knowledge of such counsel, all the necessary consents from holders of the Company's debt securities, have been obtained, except where the failure to obtain such consents would not have a material adverse effect on the consummation of the Acquisition and the Refinancing Plan; to the knowledge of such counsel, there has not been any violation on the part of the Company of any of the terms of such consents which violation would materially and adversely affect the consummation of the Acquisition and the Refinancing Plan; and there is no pending or, to the knowledge of such counsel, threatened legal or governmental proceedings with respect to any of the consents or the transactions contemplated in the Prospectuses (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses) that, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the consummation of the Acquisition and the Refinancing Plan.

             In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectuses and in conferences with officers and other representatives of the Company, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectuses and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectuses or any amendment or supplement thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectuses were issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Company's Subsidiaries and certificates of public officials.

             (c) At the Closing Time, you shall have received a signed opinion of Philip D. Wheeler, General Counsel for the Company, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Managers, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the Managers, to the effect that:

                     (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                     (ii) Each of the Company's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses, or except to the extent that the failure to be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                     (iii) Each of the Company's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                     (iv) The Offered Shares sold by the Company pursuant to this Agreement and the U.S. Purchase Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of the payment therefor in accordance with this Agreement and the U.S. Purchase Agreement, will be validly issued, fully paid and non-assessable. Such Offered Shares are not subject to the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or bylaws of the Company or under any agreement known to such counsel to which the Company or any of the Company's Subsidiaries is a party.

                     (v) All of the outstanding shares of capital stock of the Company other than the Offered Shares have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or bylaws of the Company or under any agreements known to such counsel to which the Company or any of the Company's Subsidiaries is a party.

                     (vi) The authorized, issued and outstanding capital stock of the Company as of November 30, 1993 was as set forth in the Prospectuses in the column entitled "Healthtrust Actual" under the heading "Capitalization" and the Offered Shares conform in all material respects to the description thereof contained in the Prospectuses.

                     (vii) Based solely on an examination of relevant minute books and stock records, except as disclosed in the Prospectuses, all of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; and, except as disclosed in the Registration Statement, all of such shares are owned by the Company, directly or through one or more of the Company's Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of such counsel, any unperfected security interest.

                     (viii) To the best of such counsel's knowledge, after due inquiry, all leases to which the Company or any of the Company's Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Company's Subsidiaries taken as a whole, and the Company and the Company's Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                     (ix) The Company and each of the Company's Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of the Company's Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Company's Subsidiaries.

                     (x) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectuses that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                     (xi) The statements made in the Prospectuses under "Health Care Reform", "Reimbursement and Regulation", "Legal Proceedings", "Acquisition-Related Considerations" and "ERISA Matters", to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

                     (xii) To the knowledge of such counsel, no default exists in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed as an exhibit to the Registration Statement, except as disclosed in the Registration Statement or the Prospectuses and except for such defaults that would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                     (xiii) The execution and delivery of this Agreement, the issuance and delivery of the Offered Shares, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company or any of the Company's Subsidiaries, and, to the knowledge of such counsel, do not and will not conflict with, or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any of the Company's Subsidiaries under (A) any indenture, mortgage or loan agreement or any other agreement or instrument to which the Company or any of the Company's Subsidiaries is a party or by which it may be bound or to which any of their respective properties may be subject, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states and the securities laws of any jurisdiction in which the International Shares are offered or sold by the Managers pursuant to this Agreement, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of the Company's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectuses, and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by the Company of this Agreement will constitute a violation of, or default under, any financial covenant or financial ratios contained in any of the agreements referred to in the preceding sentence.

                     (xiv) All of the hospitals operated by the Company and the Company's Subsidiaries are licensed under appropriate state laws for the conduct of the business described in the Registration Statement and are certified under the Medicare program and are "providers of services" as defined in the Social Security Act and the regulations promulgated thereunder, and are eligible to participate, in the Medicare program.

                     (xv) To the knowledge of such counsel, there has not been any violation on the part of any of the Company's Subsidiaries of any of the terms of the necessary consents to consummate the transactions contemplated in the Prospectuses under the headings "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization", including all the necessary consents from holders of the Company's and EPIC's debt securities, which violation would materially and adversely affect the consummation of any of those transactions.

                     (xvi) Each of the Company and the Company's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, and neither the Company nor any of the Company's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

             In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectuses and in conferences with officers and other representatives of the Company, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectuses and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses, on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectuses were issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Company's Subsidiaries and certificates of public officials.

             (d) At the Closing Time, you shall have received a signed opinion of Johnson & Gibbs, Counsel for EPIC, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Managers, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the Managers, to the effect that:

                     (i) EPIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

                     (ii) EPIC is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (iii) Each of EPIC's subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses, or except to the extent that the failure to be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (iv) Each of EPIC's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (v) All of the outstanding shares of capital stock of EPIC have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of EPIC was issued in violation of the preemptive or other similar rights of any stockholder of EPIC arising by operation of law, under the charter or bylaws of EPIC or under any agreements known to such counsel to which EPIC or any of EPIC's Subsidiaries is a party.

                     (vi) The authorized, issued and outstanding capital stock of EPIC as of November 30, 1993 was as set forth in the Prospectuses in the column entitled "EPIC Actual" under the heading "Capitalization".

                     (vii) All of the outstanding shares of capital stock of each of EPIC's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; and, except as disclosed in the Registration Statement, all of such shares are owned by EPIC, directly or through one or more of EPIC's Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of such counsel, any unperfected security interest.

                     (viii) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectuses that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                     (ix) To the knowledge of such counsel, no default exists in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the

             Registration Statement or the Prospectuses or filed as an exhibit to the Registration Statement, except as disclosed in the Registration Statement or the Prospectuses and except for such defaults that would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (x) The consummation by EPIC of the transactions contemplated in its Offer to Purchase and Consent Solicitation dated March __, 1994 have been duly authorized by all necessary corporate action on the part of EPIC and does not and will not result in any violation of the charter or by-laws of EPIC or any of EPIC's Subsidiaries, and, to the knowledge of such counsel, does not and will not conflict with, or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of EPIC or any of EPIC's Subsidiaries under (A) any indenture, mortgage or loan agreement or any other agreement or instrument to which EPIC or any of EPIC's Subsidiaries is a party or by which it may be bound or to which any of their respective properties may be subject, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states and the securities laws of any jurisdiction in which the International Shares are offered or sold by the International Underwriters pursuant to the International Purchase Agreement, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over EPIC or any of EPIC's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectuses, and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (xi) All of the hospitals operated by EPIC and EPIC's Subsidiaries are licensed under appropriate state laws for the conduct of the business described in the Registration Statement and are certified under the Medicare program and are "providers of services" as defined in the Social Security Act and the regulations promulgated thereunder, and are eligible to participate in the Medicare program.

                     (xii) To the knowledge of such counsel, there has not been any violation on the part of any of EPIC's Subsidiaries of any of the terms of the necessary consents to consummate the transactions contemplated in the Prospectuses under the heading "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" including all the necessary consents from holders of the Company's and EPIC's debt securities, which violation would materially and adversely affect the consummation of the Acquisition or the Financing Plan.

                     (xiii) EPIC is not an investment company under the Investment Company Act of 1940.

                     (xiv) None of (i) the termination by EPIC of future contributions to the EPIC ESOP, (ii) the discharge of that portion of the principal amount of EPIC's loans to the EPIC ESOP Trust that exceeds the fair market value of the shares of the EPIC Common Stock transferred by the EPIC Trustee to EPIC, or (iii)
             relying on the [              ] opinion to be delivered pursuant
             to Section [5(d)] of this Agreement (and incorporating the caveats and assumptions contained therein), the transfer by the EPIC Trustee to EPIC of shares of EPIC Common Stock unallocated under the EPIC ESOP in satisfaction of EPIC's loans to the ESOP Trust, each as contemplated by the Registration Statement, should constitute a violation of or result in any liability under ERISA or the Code (including, without limitation, any tax under Section 4978B of the Code).

                     (xv) EPIC and EPIC's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, and neither EPIC nor any of EPIC's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

             (e)     At the Closing Time, you shall have received a signed
opinion of [             ], counsel for the Selling Shareholders, dated as of
the Closing Time, together with reproduced copies of such opinion for each of the other Managers, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the Managers, to the effect that:

                     (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

                     (ii) The execution and delivery by the Selling Shareholders of, and the performance by the Selling Shareholders of their obligations under, this Agreement, the Custody Agreement signed by the Selling Shareholders and [
              ], as Custodian, relating to the deposit of the Shares to be sold by the Selling Shareholders (the "Custody Agreement") and the Power of Attorney appointing certain individuals as the Selling Shareholders' attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of any Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon any Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by any Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                     (iii) Such Selling Shareholder has, and on the Closing Date will have, valid marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this

             Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                     (iv) The Shares to be sold by each Selling Shareholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

                     (v) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by each Selling Shareholder and are valid and binding agreements of each such Selling Shareholder.

                     (vi) Delivery of the Shares to be sold by each Selling Shareholder pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                     (vii) The execution, delivery and performance of this Agreement by the Selling Shareholders, compliance by the Selling Shareholders with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Selling Shareholders, or any agreement, indenture or other instrument to which the Selling Shareholders are a party or by which the Selling Shareholders or their respective property are bound (other than those as to which requisite waivers or consents have been obtained), or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to the Selling Shareholders or their respective property.

                     (viii) None of the Selling Shareholders is an investment company under the Investment Company Act of 1940.

             Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

             (f) At the Closing Time, you shall have received a signed opinion of Dewey Ballantine, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Managers, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the Managers, to the effect that the transfer by the EPIC Trustee to EPIC of shares of EPIC Common Stock unallocated under the EPIC ESOP in satisfaction of EPIC's loans to the EPIC ESOP Trust, as contemplated by the Registration Statement, will meet the requirements of Sections 404, 406 and 408(e)(1) of ERISA.

             Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of EPIC and its Subsidiaries and certificates of public officials.

             (g) At the Closing Time, you shall have received the favorable opinion of Davis Polk & Wardwell as counsel for the Managers, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Managers, to the effect that the opinions delivered pursuant to Sections 5(b), (c) and (d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Offered Shares, this Agreement, the Registration Statement, the transactions contemplated under the captions "The Acquisition and Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement, the Prospectuses and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Company's Subsidiaries and certificates of public officials.

             (h) At the Closing Time, (i) the Registration Statement and the Prospectuses, as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon), the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, and the Prospectuses, as they may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectuses, in light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or of EPIC and EPIC's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company, any of the Company's Subsidiaries, EPIC or any of EPIC's Subsidiaries that would be required to be set forth in the Prospectuses other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company, any of the Company's Subsidiaries, EPIC or any of EPIC's Subsidiaries before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or of EPIC and EPIC's Subsidiaries, considered as one enterprise, other than as set forth in the Prospectuses, (iv) the Company shall have complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Closing Time, (v) the Selling Shareholders shall have complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (vi) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received certificates of the President or a Vice President and the Treasurer or the Controller of the

    Company and of EPIC, dated as of the Closing Time, to such effect.

             (i) On the date of this Agreement and at the Closing Time, Ernst & Young, independent public accountants with respect to the Company, shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

             (j) On the date of this Agreement and at the Closing Time, Ernst & Young, independent public accountants with respect to EPIC, shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements of EPIC and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectuses.

             (k) At the Closing Time, counsel for the Managers shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated in this Agreement and the matters referred to in Section 5(e) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Offered Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Davis Polk & Wardwell as counsel for the Managers.

             (l) EPIC shall have terminated future contributions to the EPIC ESOP, discharged that portion of the principal amount of EPIC's loans to the EPIC ESOP Trust that exceeds the fair market value of the shares of EPIC Common Stock transferred by the EPIC Trustee to EPIC, and reacquired all of the shares of EPIC Common Stock held by the EPIC ESOP at the time of termination of EPIC's contributions to the EPIC ESOP and not allocated to the accounts of participants in the EPIC ESOP, and EPIC shall have terminated the Grantor Trust (as such term is defined in the Registration Statement) and consummated the transactions contemplated by such termination substantially in the manner described in the Prospectuses.

             (m) The Company shall have consummated the Acquisition (as defined in the Registration Statement). The Company shall have provided to you and Davis Polk & Wardwell as counsel for the Managers copies of all documents with respect to the consummation of the Acquisition as you or Davis Polk & Wardwell may reasonably request.

             (n) The transactions contemplated in the Prospectuses under the headings "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" shall have been duly authorized by the Company; all of the necessary consents to consummate such transactions shall have been obtained, except where the failure to obtain such consents would not have a material adverse effect on such transactions; there shall not be any violation on the part of the Company or the Company's Subsidiaries of any of the terms of such consents that could reasonably be expected to materially and adversely affect the consummation of such transactions; and there shall not be any pending or threatened legal or governmental proceedings with respect to any consents or the transactions contemplated in the Prospectuses (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses) that could reasonably be expected to materially and adversely affect such transactions.

             (o) You shall have received on the Closing Date, a certificate of each Selling Shareholder who is not a U.S. Person to the effect that such Selling Shareholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

             If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you upon notice to the Company at any time at or prior to the

Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Sections 7 and 8 herein shall remain in effect.

             Section 6. Conditions to Purchase of International Option Shares. In the event that the Managers exercise their option granted in Section 2 to purchase all or any of the International Option Shares and the Date of Delivery determined by you pursuant to Section 2 is later than the Closing Time, the obligations of the several Managers to purchase and pay for the International Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder and to the following further conditions:

             (a) The Registration Statement shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Davis Polk & Wardwell as counsel for the Managers.

             (b) At the Date of Delivery, the provisions of Section 5(f) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President or a Vice President and the Treasurer or the Controller of the Company with respect to the provisions of Section 5(f), dated as of the Date of Delivery, to such effect.

             (c) At the Date of Delivery, you shall have received the favorable opinions of Dewey Ballantine, counsel for the Company, Philip D. Wheeler, General Counsel for the Company, Johnson & Gibbs, Counsel for
    EPIC, [         ], or such other counsel reasonably satisfactory to Davis
    Polk & Wardwell as counsel for the Managers together with reproduced copies of such opinions for each of the other Managers in form and substance satisfactory to Davis Polk & Wardwell as counsel for the Managers, dated as of the Date of Delivery, relating to the International Option Shares and otherwise to the same effect as the opinions required by Sections 5(b), (c) and (d).

             (d) At the Date of Delivery, you shall have received the favorable opinion of Davis Polk & Wardwell, counsel for the Managers, dated as of the Date of Delivery, relating to the International Option Shares and otherwise to the same effect as the opinion required by Section 5(e).

             (e) At the Date of Delivery, you shall have received a letter from Ernst & Young, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(g), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

             (f) At the Date of Delivery, Davis Polk & Wardwell as counsel for the Managers shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the International Option Shares as contemplated in this Agreement and the matters referred to in Section 6(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the International Option Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Davis Polk & Wardwell as counsel for the Managers.

             Section 7. Indemnification. (a) The Company and the Selling Shareholders agree to indemnify and hold harmless each Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the

    Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

             (iii) against any and all expense whatsoever, as incurred (including, subject to the last sentence of Section 7(c), fees and disbursements of counsel chosen by you to represent the Managers), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that with respect to the indemnity provided by the Selling Shareholders, the indemnity shall only apply to information relating to the Selling Shareholders furnished or confirmed in writing by or on behalf of the Selling Shareholders for use in the Registration Statement (or any amendments thereto); and provided, further, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any Manager through you or the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); and provided further that the foregoing indemnification with respect to any untrue statement contained in or any omission from a preliminary prospectus shall not inure to the benefit of any Manager (or any person controlling such Manager) from whom the person asserting any such losses, claims, damages, liabilities, or expenses purchased any of the Offered Shares if a copy of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Manager to such person, if such is required by law, at or prior to the written confirmation of the sale of such Offered Shares to such person and the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

             (b) Each Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of such Manager through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

             (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

             Section 8. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Shareholders and the Managers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, one or more of the Selling Shareholders and one or more of the Managers, as incurred, in such proportions that (a) the Managers are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectuses bears to the initial public offering price appearing thereon and (b) the Company and the Selling Shareholders are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls a Manager within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as such Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

             Section 9. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company, the Selling Shareholders and the Managers or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, any of the Selling Shareholders or any Manager or controlling person and will survive delivery of and payment for the Offered Shares.

             Section 10. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Sellers, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or of EPIC and EPIC's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which is such as to make it, in your reasonable judgment, impracticable to market the International Shares or enforce contracts for the sale of the International Shares, or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either federal or New York authorities.

             (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

             (c) This Agreement may also terminate pursuant to the provisions of Section 2(c), with the effect stated in such Section.

             (d) If the U.S. Purchase Agreement shall terminate for any reason, this Agreement shall terminate.

             Section 11. Default by One or More of the Managers. If one or more of the Managers shall fail at the Closing Time to purchase the Initial International Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted International Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted International Shares in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

             (a) if the number of Defaulted International Shares does not exceed 10% of the total number of Initial International Shares, the non-defaulting Managers shall be obligated to purchase the full amount thereof in the proportions that their respective Initial International Share underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting Managers, or

             (b) if the number of Defaulted International Shares exceeds 10% of the total number of Initial International Shares, this Agreement shall terminate without liability on the part of any non-defaulting Manager.

             No action taken pursuant to this Section shall relieve any defaulting Manager from liability in respect of its default.

             In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "Manager" includes any person substituted for a Manager under this Section 11.

             Section 12. Agreements of the Selling Shareholders. The Selling Shareholders severally agree with you and the Company:

             (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by the Selling Shareholders; and

             (b) To take all reasonable actions in cooperation with the Company and Managers to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

             Section 13. Default by the Company. If the Company shall fail at the Closing Time to sell and deliver the number of Offered Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect.

             No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

             Section 14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication (notices transmitted by telecopier to be promptly confirmed in writing). Notices to you or the Managers shall be directed to you c/o Merrill Lynch International Limited, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, England, attention of Ms. Georgia May; and notices to the Company shall be directed to it at 4525 Harding Road, Nashville, Tennessee 37205 (telecopier no.: (615) 298-6377), attention of Philip D. Wheeler, Esq.

             Section 15. Parties. This Agreement is made solely for the benefit of the several Managers and the Company and, to the extent expressed, any person controlling the Company or any of the Managers, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchasers, as such purchaser, from any of the several Managers of the International Shares. All of the obligations of the Managers hereunder are several and not joint.

             Section 16. Representation of Co-Lead Managers. You will act for the several Managers in connection with this offering, and any action under or in respect of this Agreement taken by you as Co-Lead Managers will be binding upon all the Managers.

             Section 17. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

             Section 18. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

             If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the several Managers in accordance with its terms.

                                        Very truly yours,

                                        HEALTHTRUST, INC. - THE HOSPITAL COMPANY



                                        By:
                                           ------------------------------
                                           Name:
                                           Title:


                                        EACH OF THE SELLING SHAREHOLDERS
                                        NAMED IN SCHEDULE I HERETO



                                        By:
                                           ------------------------------
                                           Name:
                                           Title: Attorney-in-Fact


Confirmed and accepted as of
  the date first above written:

MERRILL LYNCH INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

By: MERRILL LYNCH INTERNATIONAL
      LIMITED


    By:
       ------------------------
           Attorney-in-Fact


For themselves and as Co-Lead Managers of the other Managers named in Schedule A.

                                   SCHEDULE A


                                                                                                    NUMBER OF INITIAL
                                                                                                   INTERNATIONAL SHARES
                                          MANAGER                                                    TO BE PURCHASED
                                          -------                                                  --------------------
Merrill Lynch International Limited . . . . . . . . . . . . . . . . . . . . . . . . . .                   [      ]
Donaldson, Lufkin & Jenrette
  Securities Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   [      ]
                                                                                                          --------

                Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   [      ]
                                                                                                          ========


                                                                       EXHIBIT A



                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY
                            (A DELAWARE CORPORATION)


                                [       ] SHARES

                                OF COMMON STOCK


                  INTERNATIONAL PRICE DETERMINATION AGREEMENT


                                                                April __, 1994


MERRILL LYNCH INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
     As Representatives of the
     several Managers
c/o Merrill Lynch International Limited
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Ladies and Gentlemen:

             Reference is made to the International Purchase Agreement dated April __, 1994 (the "International Purchase Agreement") among Healthtrust, Inc.
- - The Hospital Company, a Delaware corporation (the "Company"), the Selling Shareholders named in Schedule I to the International Purchase Agreement (the "Selling Shareholders") and the several Managers named in Schedule A thereto or hereto (the "Managers"), for whom Merrill Lynch International Limited and Donaldson, Lufkin & Jenrette Securities Corporation are acting as Co-Lead Managers (the "Co-Lead Managers"). The International Purchase Agreement provides for the purchase by the Managers from the Company and the Selling Shareholders, subject to the terms and conditions set forth therein, of any
aggregate of [       ] shares (the "Initial International Shares") of the
Company's common stock, par value $.001 per share. This Agreement is the International Price Determination Agreement referred to in the International Purchase Agreement.

             Pursuant to Section 2 of the International Purchase Agreement, the undersigned agree with the Co-Lead Managers as follows:

             1. The initial public offering price per share for the Initial International Shares shall be $_____.

             2. The purchase price per share for the Initial International Shares to be paid by the several Managers shall be $_____, representing an amount equal to the initial public offering price set forth above, less $___ per share.

             The Company represents and warrants to each of the Managers that the representations and warranties of the Company set forth in Section 1(a) of the International Purchase Agreement are accurate as though expressly made at and as of the date hereof.

             The Selling Shareholders represent and warrant to each of the Managers that the representations and warranties of the Company set forth in
Section 1(c) of the International Purchase Agreement are accurate as though expressly made at and as of the date hereof.

             As contemplated by Section 2 of the International Purchase Agreement, attached as Schedule A is a completed list of the several Managers, which shall be a part of this Agreement and the International Purchase Agreement.

             This Agreement shall be governed by the laws of the State of New York.

             If the foregoing is in accordance with the understanding of the Co-Lead Managers of the agreement between the Managers and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the International Purchase Agreement shall be a binding agreement among the Managers and the Company in accordance with its terms and the terms of the International Purchase Agreement.

                                        Very truly yours,

                                        HEALTHTRUST, INC. - THE HOSPITAL COMPANY



                                        By:
                                           ------------------------------
                                           Name:
                                           Title:


                                        EACH OF THE SELLING SHAREHOLDERS
                                        NAMED IN SCHEDULE I TO THE
                                        INTERNATIONAL PURCHASE AGREEMENT



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:  Attorney-in-Fact

Confirmed and accepted as of
  the date first above written:

MERRILL LYNCH INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

By: MERRILL LYNCH INTERNATIONAL
      LIMITED


    By:
       ------------------------
           Attorney-in-Fact

For themselves and as Co-Lead Managers of the other Managers named in Schedule A attached to the International Purchase
Agreement.





                                       3